UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of AutoZone, Inc. (the “Company”) was held December 18, 2024. The final vote results from such meeting are set forth below. Each such proposal is further described in the Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 1. The shareholders elected nine directors, each of whom will hold office until the Annual Meeting of Shareholders to be held in 2025 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Philip B. Daniele, III	13,787,507	415,292	20,084	934,793
Michael A. George	14,108,923	91,814	22,146	934,793
Linda A. Goodspeed	13,441,261	759,612	22,010	934,793
Earl G. Graves, Jr.	12,814,298	1,384,027	24,558	934,793
Brian P. Hannasch	14,029,853	170,014	23,016	934,793
Gale V. King	14,055,219	145,024	22,640	934,793
George R. Mrkonic, Jr.	13,164,342	1,036,131	22,410	934,793
William C. Rhodes, III	13,332,045	870,926	19,912	934,793
Jill A. Soltau	13,534,228	666,065	22,590	934,793

Proposal 2. The Company’s shareholders ratified the appointment of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the 2025 fiscal year. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
13,823,846	1,312,942	20,888

Proposal 3. The Company’s shareholders approved, on an advisory, non-binding basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,708,684	1,474,939	39,260	934,793

Proposal 4. The Company’s shareholders approved, on an advisory, non-binding basis, a reduction in the ownership threshold to call a special meeting of shareholders to 25%. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,792,060	1,415,799	15,024	934,793

Proposal 5 (Shareholder Proposal). The Company’s shareholders did not approve, on an advisory, non-binding basis, a reduction in the ownership threshold to call a special meeting of shareholders to 10%. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,313,259	7,889,327	20,297	934,793

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024

AUTOZONE, INC.

By:	/s/ Jenna M. Bedsole
Name:	Jenna M. Bedsole
Title:	Senior Vice President, General Counsel & Secretary